Exhibit 10.4.1

AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment (“Amendment”) to the Administration Agreement entered into by and among FD Funds Management LLC, as sponsor (“Sponsor”) on behalf of each entity listed on Appendix “A” to the Agreement (as defined below) (each, a “Fund”), Fidelity Service Company, Inc., a Massachusetts corporation (the “Administrator”), and the Sponsor on its own behalf solely with respect to Sections 3 and 4 to the Agreement dated and effective as of December 28, 2023 (as amended, modified, or supplemented from time to time, the “Agreement”) is hereby entered into and effective as of May 24, 2024. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties now wish to amend the Agreement as more particularly set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	ADDITIONAL FUND.

In accordance with Section 1 of the Agreement, “Fidelity Ethereum Fund” hereby notifies the Administrator that it (a) wishes to retain the Administrator to act as administrator under the Agreement and (b) adopts the Agreement with the same force and effect as if it were originally a Fund thereunder.

2.	AMENDMENT.

The Agreement shall be amended as follows:

(a)	Appendix A, Listing of Funds, is hereby deleted and replaced in its entirety with Appendix A hereto.

2.	CONTINUING AGREEMENT.

Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

3.	EFFECT OF AMENDMENT.

All changes to the Agreement set forth in this Amendment shall be deemed to be effective as of the Amendment effective date, except as otherwise specified herein. References to the Agreement in other agreements, documents or instruments shall be deemed to refer to the Agreement, as amended hereby. In the event one or more provisions of the Agreement conflict with this Amendment, the provisions of this Amendment shall control.

4.	COUNTERPARTS.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.	GOVERNING LAW.

This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law provisions.

[signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

FIDELITY SERVICE COMPANY, INC. as Administrator

By:	/s/ John J Burke, III
Name:	John J Burke, III
Title:	President

EACH ENTITY LISTED ON EXHIBIT A HERETO by FD Funds Management LLC in its capacity as Sponsor

By:	/s/ Cynthia Lo Bessette
Name:	Cynthia Lo Bessette
Title:	President, FD Funds Management LLC, Sponsor, on behalf of the Fund

FD FUNDS MANAGEMENT, LLC ON ITS OWN BEHALF
SOLELY WITH RESPECT TO SECTIONS 3 AND 4 TO THE AGREEMENT

By:	/s/ Cynthia Lo Bessette
Name:	Cynthia Lo Bessette
Title:	President

ADMINISTRATION AGREEMENT

APPENDIX “A”

Listing of Funds

Updated as of May 24, 2024

Fidelity Wise Origin Bitcoin Fund

Fidelity Ethereum Fund